                                                                    EXHIBIT 10.5

                              EMPLOYMENT AGREEMENT

PARTY A:      Shaanxi New Taohuayuan Culture Tourism Co., Ltd.

PARTY B:      Cai Danmei

PRINTED BY:   Xi'an Labor and Social Security Bureau

PARTY A (EMPLOYER)

Name:         Shaanxi New Taohuayuan Culture Tourism Co., Ltd.
     ----------------------------------------------------------------------

Economic Nature:  The company is a perpetually existing stockholding limited
                  ----------------------------------------------------------
                    company.
                    --------

Domicile:   No. 1 Dongfeng Road, Weiyang Tourism Development Zone, Xi'an City,
           -------------------------------------------------------------------
              Shaanxi Province.
              -----------------

PARTY B (EMPLOYEE)

      Name:     Cai Danmei
           --------------------------------

      Sex:    Female
           -----------------------------------------

      Address:  No.28, Building, Jian Xi Rode Beilin District, Xi'an City.
              ------------------------------------------------------------

      Telephone number:   13909251131
                        --------------

      Number of ID card:  610103601228282
                         -----------------

      Date of Birth:   Dec 28, 1960
                     --------------

     In accordance with Labor Law of PRC and other related laws, regulations, rules and policies, both parties, on the principle of free will and equality, arrived at a consensus after consultation and signed the contract in order to observe the articles hereinafter together.

ARTICLE 1.  DURATION OF CONTRACT AND PROBATIONARY PERIOD

     (1)    Both parties choose (c) as the designated duration of this contract:

            (a) Fixed terms, ___ years, commencing on ___________, 20__, and terminating on _____________, 20__.
            (b)   Flexible terms, commencing on _____________, 20__.
            (c) Commencing on May 3, 2004, and terminating on May 3, 2007 (till the work is completed).

     (2) The period on probation is 0 months, commencing on _____________, 20__, and terminating on _____________, 20__.

2.   Work post and type of work (in production)

     (1) Party A, in accordance with the demand of work or production, engages Party B to serve as the post of CEO, not belonging to a poisonous and harmful post.

     (2) Party B, in line with Party A's demand, shall complete the work and meet the work standard.

     (3) While Party B is fit for the work or the post, or not competent for the work, Party A may train Party B or change Party B's work post or type of work.

3.   WORKING TIME

     (1) IN LINE WITH THE PARTY B'S WORK POST, THE (3) WORKING TIME SYSTEM HEREINAFTER IS FOLLOWED.

            (a)   STANDARD WORKING SYSTEM;
            (b)   FLEXIBLE WORKING SYSTEM;
            (c)   COMPREHENSIVE WORKING SYSTEM.

     (2) THE DAILY WORKING TIME OF STANDARD WORKING SYSTEM IS NOT MORE THAN 8 HOURS WITH THE TOTAL WORKING TIME IN A WEEK NOT MORE THAN 40 HOURS ON AVERAGE.

     (3) PARTY A, IN LINE WITH ITS DEMAND OF PRODUCTION AND OPERATION, MAY PROLONG THE WORKING TIME AFTER THE CONSULTATION WITH THE WORKERS' UNION AND PARTY B, WHEREAS THE WORKING TIME SHALL NOT BE MORE THAN 1 HOUR; WHEN THERE IS A SPECIAL OCCASION THAT PROLONGING THE WORKING TIME IS NEEDED, THE PROLONGED WORKING PERIOD SHALL NOT BE MORE THAN 3 HOURS PER DAY AND NOT MORE THAN 36 HOURS PER MONTH IN TOTAL ON TERMS THAT MAY ENSURE PARTY B'S HEALTH.

     (4) PARTY A, IN LINE WITH THE DEMAND OF WORK, HAS THE POWER TO ARRANGE PARTY B'S WORKING SHIFT AND HOLIDAYS IN A REASONABLE WAY.

4.   COMPENSATION

     (1) PARTY A IMPLEMENT THE ANNUAL SALARY SYSTEM, THE ANNUAL PAY OF PARTY B IS "37,000 RMB YUAN" = USD4,498.00.

     THE PAY WILL BE DISTRIBUTED ON THE 15TH DAY OF EVERY MONTH AND IT WILL BE DISTRIBUTED TO PARTY B IN FULL AMOUNT AND CANNOT BE POCKETED AND IN ARREARS WITHOUT REASON.

     (2) PARTY B'S PAY RISES WITH THE REMUNERATION INSTITUTION AND STANDARD OF PARTY A'S, AND THE PAY GRANTED BY PARTY A SHALL NOT BE LESS THAN THE MINIMUM LOCAL REMUNERATION STANDARD IN LEGAL WORKING HOURS.

     (3) REMUNERATION FOR WORKING EXTRA SHIFTS OR EXTRA HOURS IS TO BE IMPLEMENTED ACCORDING TO THE PERTINENT REGULATIONS OF STATE.

     (4) PARTY B ENJOYS THE PAY GRANTED BY PARTY A WHEN IN LEGAL HOLIDAYS, WEDDING VACATION, BEREAVEMENT LEAVE AND PARTICIPATING IN SOCIAL ACTIVITIES.

5.   LABOR CONDITIONS AND PROTECTION

     (1) PARTY A IS TO PROVIDE VARIOUS KINDS OF WORKING PLACES AND INSTRUMENTS MET THE NATIONAL LABOR SAFETY AND HYGIENE STANDARDS ANDRULES FOR PARTY B.

     (2) PARTY A IS TO PROVIDE ESSENTIAL WORK PROTECTION ARTICLES AND HEALTH CARE TREATMENT AND WORKING CONDITIONS MET THE NATIONAL WORK SECURITY AND SANITARY STANDARDS FOR PARTY B.

     (3) PARTY A IS TO IMPLEMENT THE NATIONAL LAWS AND REGULATIONS REGARDING LABOR PROTECTION STRICTLY AND CARRY ON HEALTH EXAMINATION FOR PARTY B WHO IS ENGAGED IN DANGEROUS JOBS REGULARLY TO ENSURE THE LIFE SECURITY AND HEALTH OF HER/HIM IN THE COURSE OF WORKING.

6.   SOCIAL INSURANCE AND WELFARE

     (1) Party A is to be in line with "Labor law of the People's Republic of China "and the national or local relevant regulations and handle the social insurances such as endowment insurance, unemployment insurance and medical insurance, industrial injury insurance, begetting insurance, etc. for Party B.

     Both parties are to pay the social insurance premium according to the regulation.

     (2) The treatment for employee's disability and occupational diseases caused by the injury in the process of working or other diseases, and injury not for the employer's interest, female employee's begetting treatment, and the home leave, wedding and bereavement leave are to be carried out in line with the national pertinent regulations.

     (3) Party B enjoys the legal festivals or holidays, weekends, wedding and bereavement leave, female employee's maternity leave, etc. If Party B works for more than one year in succession, who is to enjoy annual leave with pay.

7.   LABOR DISCIPLINE

     (1) Party B shall observe rules and regulations made by Party through democratic procedure in line with the laws and regulations of the state;

     (2) Party B shall strictly observe Party A's operational procedure and safety regulations;

     (3) Party B shall cherish the property of Party A and safeguard Party A's trade secret.

8.   THE ALTERATION, CANCELLATION AND RENEWAL OF CONTRACT

     (1) Both parties may require the alteration of the contents of the contract, but the alteration of the contract will come into force after both parties have consulted and agreed with each other.

     (2) Within the indentured period, the labor contract can be cancelled after the both parties arrive at a consensus.

     (3) Party A may cancel the contract in the following situations, if Party B:

            (a) is proved to be not qualified for employment premises on probation;
            (b) violates labor disciplines or Party A's rules and regulations seriously;
            (c) neglects his or her duty seriously and engages in malpractices for selfish ends, which have caused great harm to Party A's interests;
            (d)   ascertains criminal responsibility in accordance with the law.

     (4) Party A may cancel the contract but shall notify Party B in written form 30 days ahead of time in the following situations:

            (a) While Party B is ill or is injured not-for-work, after his or her medical treatment expires, if he or she still can not engage in the original work and other work assigned by Party A as well;
            (b) Party B is not competent for the post, and is still not competent for the work through training or alteration of work;
            (c) The objective situations based on conclusion of the said contract have materially altered, which cause the contract unable to be fulfilled, after both parties consultation, the said two still can not reach an agreement on altering the contract;
            (d) Party A may reduce the staff ,while moving the sites of the factory for preventing and curing the industrial pollution sources, or being carried on legal rectification on the edge of bankruptcy, or undergoing serious management difficulties, or in line with "the regulations of enterprise's economic layoffs "and other relevant regulations.

     (5)    If Party A cancel the said labor contract according to this Article section 2, section 4, it shall offer economic compensation to Party B in accordance with relevant state regulations. In addition, while the contract is cancelled in accordance with the item 4 of section 4 of the contract, if Party employs personnel within six months, it should give preference to Party B.

     (6) In one of the following situations, Party A may not cancel the labor contract according to the 4th section of this article, if Party B:

            (a)   suffers from the occupational disease, being injured for work and confirmed losing labor capacity partly or wholly;
            (b)   is diseased or injured nor for work and in stipulated medical treatment period;

            (c) is in pregnancy period, childbirth period and nursing period if she is a female employee;
            (d) Other situations that laws, administrative statutes have stipulated.

     (7) If Party B cancels the labor contract, he or she shall notify Party A in written form 30 days ahead of time. If Party B has caused damages to Party A, which has not been resolved yet, or is under investigation for other problems, he or she can'not cancel the contract.

     (8) Party B can tell Party A to cancel the labor contract at any time if there exists the following situations:

            (a)   Within probationary period;
            (b) Party A forced Party B to work with violence, threatening means or limiting his or her freedom illegally;
            (c) Party A has not paid Party B's remuneration or offered labor condition in accordance with the said labor contract.

     (9) The contract terminates at once while its duration expires. If both parties agree to renew the contract, it shall notify the other party and renew the contract before the labor contract expires.

     (10) This contract terminates at once while Party B is dead or reaches retirement, resignation from office conditions ruled by legal provisions, and the agreed terminating terms in the contract appear.

     (11) After the cancellation and rescission of the contract, both parties shall fulfill the formalities of leaving office and transferring of personal file and other relevant formalities within 7 days.

9.   LIABILITY FOR BREACH OF CONTRACT

     (1) The party with fault assumes the liability for breach of contract for the failure or incomplete fulfillment of the contract arising from the faults of any party; If the fault belongs to the both parties', each party is to assume the respective liabilities for breach of contract eparately according to the actual conditions.

     (2) If one party violates the contract articles and does harm to the other, one shall pay the damages to the other according to the consequence and responsibility of the failure of contract.

     (3) Party A shall assume the compensation responsibility in accordance with the law in the following situations:

            (a)   The rules and regulations that Party A made has violated the laws and regulations, and caused damages to Party B;
            (b)   Party A pockets or is in arrears with the salary without
                  reason, refuses to pay for work extra shifts or hours, distributes the pay under the minimum criterion and does not pay the economic compensation that shall be paid after the cancellation of the contract and other situations which cause economic damages to Party B;
            (c) Party A violates the labor protection regulations regarding the female employees and teenage workers, which have harm the interest of Party B.

     (4) Party B shall bear the compensation responsibility in the following situations:

            (a) Party A has the right to collect recruitment fee, training expenses and the other economic losses arising from Party B's breach of contract, while Party B is trained with the funds by Party A or employed by Party A and then Party B cancels the contract without good reason.
            (b) Party B does not to fulfill the contract, which causes direct economic losses to Party A 's production, management and work.
            (c) Party B causes direct economic losses to Party A for violating the secret items of the agreement.

10.  DISPUTE SETTLEMENT

     After there is a labor dispute, it may be resolve through the two parties' consultation or both parties can apply mediation to Labor Dispute Mediation Committees (group) of Party A or apply arbitration to Labor Dispute Arbitration Commission directly too. Application for arbitration shall be proposed in written form in 60 days from the day of the labor dispute.

11. The other clauses need to be ascertained or the above-mentioned clauses both parties think that need to be altered or need to be consulted are as follows:


12. While unaccomplished matters in this contract or contract terms are contradictory to the current labor laws and regulations, the current labor laws and regulations will be abided by and carried out.

13. The contract comes into force from the date, on which both parties sign (stamp) the contract, and all the formalities with the administrative department of the social security shall be fulfilled in one month after the contract is signed. This contract is done in duplicate, and each party holds one copy.

14. Enclosed are the attachments to the contract, which have the equal effect as the said contract.

            (1)   _________________________________________

            (2)   _________________________________________

            (3)   _________________________________________

            (4)   _________________________________________

PARTY A:    (STAMP)                                 PARTY B:

Shaanxi New Taohuayuan Culture Tourism Co., Ltd.


/s/                                                 /s/ Cai Danmei
------------------------------------------------    ----------------------------
Legal representative (or its agent):                Cai Danmei


Date: May 3, 2004                                   Date: May 3, 2004


Unit governing the labor contract:                  (stamp)


Date: May 4, 2004